                                                                Exhibit (m)(3)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,425.06
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4   $13,330.58
+ Annual Premium*                    $4,500.00
- Premium Expense Charge**             $157.50
- Monthly Deduction***                 $904.38
- Mortality & Expense Charge****       $154.64
+ Hypothetical Rate of Return*****   ($189.00)
                                     ---------
=                                      $16,425 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                   COI
            -----                   ---

              1                  $75.25
              2                  $75.27
              3                  $75.29
              4                  $75.31
              5                  $75.33
              6                  $75.36
              7                  $75.38
              8                  $75.40
              9                  $75.42
             10                  $75.44
             11                  $75.46
             12                  $75.48

             Total              $904.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($16.28)
             2              ($16.18)
             3              ($16.09)
             4              ($15.99)
             5              ($15.89)
             6              ($15.80)
             7              ($15.70)
             8              ($15.60)
             9              ($15.51)
            10              ($15.41)
            11              ($15.32)
            12              ($15.22)

         Total             ($189.00)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $16,425.06
- Year 5 Surrender Charge             $4,168.00
                                      ---------
=                                       $12,257 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $19,814.54
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4    $15,591.80
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $157.50
- Monthly Deduction***                  $897.79
- Mortality & Expense Charge****        $175.06
+ Hypothetical Rate of Return*****      $953.10
                                        -------
=                                       $19,815 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $74.81
             2                $74.81
             3                $74.81
             4                $74.81
             5                $74.81
             6                $74.81
             7                $74.82
             8                $74.82
             9                $74.82
            10                $74.82
            11                $74.82
            12                $74.83

            Total            $897.79

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                 $79.64
             2                 $79.60
             3                 $79.56
             4                 $79.52

             5                 $79.49
             6                 $79.45
             7                 $79.41
             8                 $79.37
             9                 $79.33
            10                 $79.28
            11                 $79.24
            12                 $79.20

            Total             $953.10

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                    19,814.54
- Year 5 Surrender Charge              $4,168.00
                                       ---------
=                                        $15,647 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,798.08
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $18,144.62
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $157.50
- Monthly Deduction***                   $890.21
- Mortality & Expense Charge****         $198.11
+ Hypothetical Rate of Return*****     $2,399.27
                                       ---------
=                                        $23,798 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $74.30
             2                $74.28
             3                $74.26
             4                $74.24
             5                $74.22
             6                $74.20
             7                $74.17
             8                $74.15
             9                $74.13
            10                $74.11
            11                $74.09
            12                $74.06

            Total            $890.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $194.81
             2               $195.72
             3               $196.63
             4               $197.55
             5               $198.48
             6               $199.42
             7               $200.37
             8               $201.32
             9               $202.28
            10               $203.25
            11               $204.23
            12               $205.21

         Total             $2,399.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,798.08
- Year 5 Surrender Charge             $4,168.00
                                      ---------
=                                       $19,630 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,095.27
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $98,069.10
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,050.00
- Monthly Deduction***                 $3,420.60
- Mortality & Expense Charge****       $1,126.45
+ Hypothetical Rate of Return*****   ($1,376.78)
                                     -----------
=                                       $121,095 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $284.63
             2               $284.71
             3               $284.79
             4               $284.86
             5               $284.94
             6               $285.01
             7               $285.09
             8               $285.16

             9               $285.24
            10               $285.31
            11               $285.39
            12               $285.46

         Total             $3,420.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             ($117.25)
             2             ($116.79)
             3             ($116.33)
             4             ($115.87)
             5             ($115.41)
             6             ($114.96)
             7             ($114.50)
             8             ($114.04)
             9             ($113.59)
            10             ($113.13)
            11             ($112.68)
            12             ($112.22)

         Total           ($1,376.78)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $121,095.27
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $100,255 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,535.02
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $114,311.45
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,050.00
- Monthly Deduction***                 $3,384.00
- Mortality & Expense Charge****       $1,272.95
+ Hypothetical Rate of Return*****     $6,930.52
                                       ---------
=                                       $145,535 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $282.16
             2               $282.13
             3               $282.10
             4               $282.07
             5               $282.04
             6               $282.01
             7               $281.99
             8               $281.96
             9               $281.93
            10               $281.90
            11               $281.87
            12               $281.84

         Total             $3,384.00

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $573.39
             2               $574.14
             3               $574.89
             4               $575.64
             5               $576.39
             6               $577.15
             7               $577.91
             8               $578.67
             9               $579.43
            10               $580.20
            11               $580.97
            12               $581.74

            Total          $6,930.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $145,535.02
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $124,695 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,204.31
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $132,618.06
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,050.00
- Monthly Deduction***                 $3,341.97
- Mortality & Expense Charge****       $1,438.04
+ Hypothetical Rate of Return*****    $17,416.27
                                      ----------
=                                       $174,204 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

               Month             COI
               -----             ---

                 1           $279.37
                 2           $279.21
                 3           $279.06
                 4           $278.90
                 5           $278.74
                 6           $278.59
                 7           $278.43
                 8           $278.26
                 9           $278.10
                10           $277.94
                11           $277.77
                12           $277.61

             Total         $3,341.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------

              1             $1,401.89
              2             $1,410.64
              3             $1,419.47
              4             $1,428.36
              5             $1,437.33
              6             $1,446.37
              7             $1,455.48
              8             $1,464.67
              9             $1,473.93
             10             $1,483.27
             11             $1,492.68

             12             $1,502.17

          Total            $17,416.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $174,204.31
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $153,364 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,921.18
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,203.02
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $157.50
- Monthly Deduction***                $1,307.63
- Mortality & Expense Charge****        $142.52
+ Hypothetical Rate of Return*****    ($174.19)
                                      ---------
=                                       $14,921 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $101.27
             2               $101.31
             3               $101.34

             4               $101.38
             5               $101.42
             6               $101.45
             7               $101.49
             8               $101.52
             9               $101.56
            10               $101.60
            11               $101.63
            12               $101.67

         Total             $1,217.63

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($15.21)
             2              ($15.08)
             3              ($14.95)
             4              ($14.83)
             5              ($14.70)
             6              ($14.58)
             7              ($14.45)
             8              ($14.33)
             9              ($14.20)
            10              ($14.08)
            11              ($13.95)
            12              ($13.83)

         Total             ($174.19)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,921.18
- Year 5 Surrender Charge             $4,168.00
                                      ---------
=                                       $10,753 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,094.56
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $14,332.37
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $157.50
- Monthly Deduction***                 $1,299.33
- Mortality & Expense Charge****         $161.78
+ Hypothetical Rate of Return*****       $880.80
                                         -------
=                                        $18,095 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $100.71
             2               $100.72
             3               $100.73
             4               $100.75
             5               $100.76
             6               $100.77
             7               $100.78
             8               $100.80
             9               $100.81
            10               $100.82
            11               $100.83
            12               $100.85

         Total             $1,209.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $74.46
             2                $74.27
             3                $74.08
             4                $73.89
             5                $73.69
             6                $73.50
             7                $73.31
             8                $73.11
             9                $72.92
            10                $72.72
            11                $72.53
            12                $72.33

            Total            $880.80

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $18,094.56
- Year 5 Surrender Charge              $4,168.00
                                       ---------
=                                        $13,927 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,832.88
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $16,740.68

+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $157.50
- Monthly Deduction***                 $1,289.76
- Mortality & Expense Charge****         $183.55
+ Hypothetical Rate of Return*****     $2,223.00
                                       ---------
=                                        $21,833 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $100.07
             2               $100.05
             3               $100.04
             4               $100.02
             5               $100.00
             6                $99.99
             7                $99.97
             8                $99.96
             9                $99.94
            10                $99.92
            11                $99.90
            12                $99.89

            Total          $1,199.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                $182.32
             2                $182.84
             3                $183.36
             4                $183.89
             5                $184.42

             6                $184.95
             7                $185.49
             8                $186.04
             9                $186.59
            10                $187.14
            11                $187.70
            12                $188.27

            Total           $2,223.00

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $21,832.88
- Year 5 Surrender Charge              $4,168.00
                                       ---------
=                                        $17,665 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,695.36
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $90,123.87
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,050.00
- Monthly Deduction***                 $6,062.87
- Mortality & Expense Charge****       $1,042.04
+ Hypothetical Rate of Return*****   ($1,273.60)
                                     -----------
=                                       $110,695 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $496.72
             2               $496.90
             3               $497.09
             4               $497.28
             5               $497.46
             6               $497.65
             7               $497.83
             8               $498.02
             9               $498.20
            10               $498.39
            11               $498.57
            12               $498.75

            Total          $5,972.87

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             ($109.70)
             2             ($109.05)
             3             ($108.40)
             4             ($107.75)
             5             ($107.10)
             6             ($106.45)
             7             ($105.80)
             8             ($105.16)
             9             ($104.51)
            10             ($103.87)
            11             ($103.23)
            12             ($102.59)

            Total        ($1,273.60)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $110,695.36
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $89,855 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,612.10
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $105,419.66
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,050.00
- Monthly Deduction***                 $6,003.07
- Mortality & Expense Charge****       $1,180.24
+ Hypothetical Rate of Return*****     $6,425.75
                                       ---------
=                                       $133,612 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $492.66
             2               $492.68
             3               $492.70
             4               $492.71
             5               $492.73
             6               $492.75
             7               $492.76
             8               $492.78


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             9               $492.80
            10               $492.81
            11               $492.83
            12               $492.85

            Total          $5,913.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $536.86
             2               $536.61
             3               $536.36
             4               $536.11
             5               $535.86
             6               $535.61
             7               $535.36
             8               $535.10
             9               $534.85
            10               $534.59
            11               $534.34
            12               $534.08

            Total          $6,425.75

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $133,612.10
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                     $112,772 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.


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Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $160,550.07
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $122,687.61
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,050.00
- Monthly Deduction***                 $5,934.30
- Mortality & Expense Charge****       $1,336.21
+ Hypothetical Rate of Return*****    $16,182.97
                                      ----------
=                                       $160,550 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $488.09
             2               $487.90
             3               $487.71
             4               $487.52
             5               $487.33
             6               $487.13
             7               $486.94
             8               $486.74
             9               $486.54
            10               $486.34
            11               $486.14
            12               $485.93

            Total          $5,844.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:


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           Month            Interest
           -----            --------

             1             $1,313.70
             2             $1,319.87
             3             $1,326.09
             4             $1,332.36
             5             $1,338.68
             6             $1,345.06
             7             $1,351.49
             8             $1,357.97
             9             $1,364.50
            10             $1,371.09
            11             $1,377.73
            12             $1,384.43

            Total         $16,182.97

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $160,550.07
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                     $139,710 (rounded to the nearest dollar)